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                                                                      EXHIBIT 11
[PEAT OMAHA, NEBRASKA MARWICK LLP LETTERHEAD]
233 South 13th Street, Suite 1600   Telephone 402 476 1216  Telefax 402 476 1944
Lincoln, NE  68508-2041

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Shareholders and Board of Directors
First Omaha Funds, Inc.:


        We consent to the use of our report included herein and to the reference to our firm under the Caption "Auditors" in this Form N-1(a) Registration Statement Post-Effective Amendment No. 3 of First Omaha Funds, Inc.


                                                KPMG PEAT MARWICK LLP
                                                KPMG PEAT MARWICK LLP




Omaha, Nebraska
March 6, 1996